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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 4, 2002



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                  ___________                22-2906892
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification No.)

   2950 North Loop West, 7th Floor
           Houston, Texas                             77092
(Address of Principal Executive Offices)           (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292
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ITEM 5. OTHER EVENTS

            On December 4, 2002, NATCO Group Inc. issued a press release announcing the execution of a contract to expand its CO2 membrane separation facility in the SACROC field. This press release is filed as
      Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99.1  Press Release, dated December 4, 2002
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 5, 2002
                                              NATCO Group Inc.

                                          By: /s/ J. MICHAEL MAYER
                                              --------------------------
                                              J. Michael Mayer
                                              Senior Vice President and
                                              Chief Financial Officer
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                                 EXHIBIT INDEX


    Exhibit
    Number                      Description
    ------                      -----------
     99.1         -- Press Release, dated December 4, 2002